VK-LEA- Sup-1 042913
Prospectus Supplement dated April 29, 2013
The purpose of this mailing is to provide you with changes to the current Prospectuses for Class A, B, C and Y shares of the Fund listed below:
Invesco Leaders Fund
Following meetings held in October and December 2012, the Board of Trustees of Invesco Leaders Fund (the “Target Fund”), a series portfolio of AIM Growth Series (Invesco Growth Series), has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all of its assets and liabilities to Invesco Growth Allocation Fund (the “Acquiring Fund”), a series portfolio of AIM Growth Series (Invesco Growth Series), in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in the second quarter of 2013. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus was sent to shareholders of the Target Fund to seek their approval of the Agreement, which included a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.
If shareholders approve the reorganization, it is anticipated that the Target Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the reorganization to facilitate a smooth transition of the Target Fund shareholders to the Acquiring Fund. The Acquiring Fund will remain open for purchase during this period.
All investors who are invested in the Target Fund as of the date on which the Target Fund closed to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.
VK-LEA- Sup-1 042913

Summary Prospectus	April 29, 2013

Invesco Leaders Fund
(formerly known as Invesco Van Kampen Leaders Fund)

Class: A (VLFAX), B (VLFBX), C (VLFCX), Y (VLFIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated April 29, 2013, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective(s)
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.48	0.48	0.48	0.48%

Acquired Fund Fees and Expenses	0.57	0.57	0.57	0.57

Total Annual Fund Operating Expenses	1.30	2.05	2.05	1.05

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$675	$939	$1,224	$2,032

Class B	$708	$943	$1,303	$2,187

Class C	$308	$643	$1,103	$2,379

Class Y	$107	$334	$579	$1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$675	$939	$1,224	$2,032

Class B	$208	$643	$1,103	$2,187

Class C	$208	$643	$1,103	$2,379

Class Y	$107	$334	$579	$1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objectives by investing primarily in a combination of certain Invesco Funds (the Underlying Funds) on a fixed percentage allocation basis. The Underlying Funds invest in U.S. and foreign equity securities, fixed income securities and derivatives. The Fund makes equal allocations of its assets to the following three Underlying Funds: Invesco Comstock Fund (formerly known as Invesco Van Kampen Comstock Fund) (Comstock Fund), Invesco Equity and Income Fund (formerly known as Invesco Van Kampen Equity and Income Fund) (Equity and Income Fund) and Invesco International Growth Fund (International Growth Fund). The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by Invesco Advisers, Inc. (the Adviser or Invesco), the Fund’s and the Underlying Funds’ investment adviser, and the Fund’s allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

1        Invesco Leaders Fund

VK-LEA-SUMPRO-1

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Risks of Investing in the Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives or that the Underlying Funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its pro rata portion of the expenses of the Underlying Funds. In selecting among the Underlying Funds (which are also advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the Adviser are higher than the fees paid by other Underlying Funds.

Market Risk. Market risk is the possibility that the market values of securities owned by the Underlying Fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Small- and Medium-Sized Companies Risk. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Underlying Funds may invest) often fluctuate more than stock prices of larger companies.

Income Risk. The ability of the Underlying Funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the Underlying Funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term.

Call Risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Underlying Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an Underlying Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor’s (S&P) or Baa by Moody’s Investor Service, Inc. (Moody’s) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

Foreign Securities Risk. An Underlying Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an Underlying Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

Geographic Concentration Risk. Because an Underlying Fund has a significant level of investment in issuers in the developed countries of Western Europe and Japan, an Underlying Fund’s performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Underlying Funds’ portfolio managers may not produce the desired results.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An Underlying Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an Underlying Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries

2        Invesco Leaders Fund

such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying Fund owns a security that is deferring or omitting its distributions, the Underlying Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Style-Specific Investing. A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by the International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and style specific benchmarks. The Fund’s and the Van Kampen Leaders Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares of the predecessor fund shown in the performance table has been restated to reflect the Fund’s applicable sales charge.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 8.05%
Best Quarter (ended June 30, 2009): 18.22%
Worst Quarter (ended December 31, 2008): -20.57%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1	5	Since
	Year	Year	Inception

Class A shares: Inception (02/27/06)
Return Before Taxes	9.04%	-1.06%	1.72%
Return After Taxes on Distributions	8.75	-1.51	1.31
Return After Taxes on Distributions and Sale of Fund Shares	6.05	-1.02	1.37

Class B shares: Inception (02/27/06)	9.55	-1.03	1.80

Class C shares: Inception (02/27/06)	13.48	-0.66	1.81

Class Y shares: Inception (02/27/06)	15.69	0.33	2.82

S&P 500® Index (from 02/28/06) (reflects no deductions for fees, expenses or taxes)	16.00	1.66	3.78

MSCI EAFE® Growth Index (from 02/28/06)	16.86	-3.09	2.19

Barclays U.S. Government/Credit Index (from 02/28/06) (reflects no deductions for fees, expenses or taxes)	4.82	6.06	6.03

Russell 1000® Value Index (from 02/28/06) (reflects no deductions for fees, expenses or taxes)	17.51	0.59	2.74

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

		Length of Service
Portfolio Managers	Title	on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

3        Invesco Leaders Fund

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

invesco.com/us  VK-LEA-SUMPRO-1